UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 26, 2009

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 North Mary Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(b)	Resignation of Chief Financial Officer

On March 26, 2009, Blue Coat Systems, Inc. (the “Company”) announced the resignation of Kevin S. Royal as Senior Vice President and Chief Financial Officer, effective April 10, 2009. Mr. Royal has accepted a position as Senior Vice President, Chief Financial Officer, Treasurer and Secretary with Maxwell Technologies, Inc.

Item 5.02(c)	Appointment of interim Chief Financial Officer

On March 26, 2009, the Board of the Directors of the Company appointed Brian M. NeSmith to serve as interim Chief Financial Officer after Mr. Royal’s departure and until his successor is appointed. Mr. NeSmith will receive no additional compensation as interim Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated March 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: March 26, 2009	By:	/s/ Betsy E. Bayha
Betsy E. Bayha
Senior Vice President, General Counsel and Secretary